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                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                  AMERICAN FORERUNNER SERIES VARIABLE ANNUITY

                        SUPPLEMENT DATED MARCH 15, 2002
                        TO PROSPECTUS DATED JUNE 1, 2001

     The following modifications are made with respect to the Contract as described in the prospectus:

     1. The Contract may be used as a funding vehicle for SIMPLE retirement plans ("SIMPLE IRAs"). The maximum salary reduction contribution that can be made to a SIMPLE IRA is limited to $7,000 for 2002. In addition, an employer may make a matching contribution to a SIMPLE IRA, typically limited to 2% or 3% of the employee's compensation. Distributions from a SIMPLE IRA are generally taxed in the same manner and subject to the same minimum distribution requirements as distributions from traditional Individual Retirement Accounts, as described in the prospectus. However, the 10% penalty that generally applies to distributions prior to age 59 1/2 is increased to 25% with respect to withdrawals from a SIMPLE IRA within the first two years of participation.

     2. The Contract may be used as a funding vehicle for retirement plans described in section 401(a) of the Internal Revenue Code ("Qualified Plans") and
section 403(b) of the Internal Revenue Code ("Tax Sheltered Annuities" or "TSAs"), but it can only receive eligible rollover distributions and direct transfers. The Contract cannot accept periodic contributions to these plans in the form of salary reduction payments. Although these plans typically allow participants to borrow a portion of their plan account balance, loans are not available under the Contract.

     If an employer uses the Contract as a funding vehicle under a 401(a) plan, adverse tax consequences to the plan, to the participant, or to both, may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. In addition, the Contract includes a death benefit that in some cases may exceed the greater of the amounts transferred or rolled over to the Contract and the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or TSA Plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

     Eligible rollover distributions from Qualified Plans and from many TSA Plans are subject to mandatory withholding by the plan or payor at the rate of 20%. An eligible rollover distribution is the taxable (and in certain circumstances the non-taxable) portion of any distribution from a Qualified Plan or a TSA Plan, except for certain distributions such as distributions required by the Internal Revenue Code or in a specified annuity form or a hardship distribution. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA, IRA or Section 457 Plan.

     Distributions from Qualified Plans and TSA Plans are generally taxed in the same manner and subject to similar minimum distribution requirements as distributions from traditional IRAs, as described in the prospectus. However, the 10% penalty that generally applies to distributions prior to age 59 1/2 does not apply to distributions under a Qualified Plan or TSA made by reason of the Annuitant's early retirement at or after age 55 or made pursuant to a qualified domestic relations order.

     3. The first full paragraph on page A-37 is modified as follows:

     "There are comparable rules for distributions on the death of the Annuitant under tax qualified plans. However, in addition to the 'Annuity Options' previously described, the Beneficiary under a tax qualified plan may elect to take distributions from the Contract, commencing within one year of the Annuitant's death, over a period not extending beyond his or her life expectancy. Under this approach, distributions are not made in the form of an annuity, but instead are calculated annually in accordance with the required minimum distribution rules set forth in IRS regulations. Moreover, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death). See 'Qualified Contracts -- Distributions from the Contract.'"

VA-260-02